EXHIBIT 99.1

Description of Slides Regarding the Company's Presentation at its Second Quarter Results Conference Call in Princeton, NJ on August 7, 2002.

Title Slide
Large RCN Corporation logo. Title: RCN Corporation, Second Quarter 2002 Update August 7, 2002

Slide 01
Forward Looking Statement Disclaimer noted above

Slide 02
Financial Results Summary ($ in millions except per share data)

                     2Q01          1Q02        2Q02
Revenue               $ 131        $ 145      $   149
Gross Profit %           55%          62%          62%
SG&A                  $ 136        $ 112      $   110
EBITDA                $ (64)       $ (22)     $   (18)
EBITDA and Capex      $(221)       $ (82)     $   (59)
Net (loss)            $(677)       $(149)     $(1,094)

Basic and Diluted (loss) per average Common Share:

Net (Loss)                                   $(7.38)            $(1.46)           $(10.46)
Extraordinary Item & Special Charges         $(4.96)            $ 0.38            $ (8.87)
Net (Loss) before Extraordinary Item
& Special Charges                            $(2.42)            $(1.84)           $ (1.59)
Weighted Average Shares Outstanding
(000s)                                       91,673            101,827            104,591



Slide 03
Asset Impairment: Triggering Events

-Lower trajectory business model and amendment to the Credit Agreement dated March 25, 2002

-Extended decline in telecommunications and economy

-Market infrastructure was built to support many more towns, communities and homes than constructed

-Network capacity and utilization level review
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-Limited available capital resources

-Revised 5-year business model

-Curtailing of future capital spending and expansion in all existing markets

-Accounting standard SFAS #144

Slide 04
Asset Impairment & Special Charge Breakout

The following approximates the asset impairment charges on a GAAP basis:
(in millions)

         Network-related assets impaired             $735
         Stranded or abandoned assets*               $ 52
         Construction materials (inventory)          $ 57
         Goodwill and other                          $ 40
         Exit costs of excess facilities             $  8
         TOTAL                                       $892

*leasehold improvements, furniture & equipment


Slide 05
Balance Sheet Impact- GAAP Basis
RCN Corp Pro Forma Consolidated Balance Sheet, June 30, 2002

                          Pre impairment         Impairment       Post-Impairment

Current Assets              $  544,404                              $  544,404
Prop/Plant/Equipmt          $2,213,519            $ 843,887)        $1,369,632
Goodwill                    $   45,147            $ (38,927)        $    6,220
Other Assets                $  267,022            $  (1,379)        $  265,643
                          -------------------------------------------------------
TOTAL ASSETS                $3,070,092            $(884,193)        $2,185,899
                          -------------------------------------------------------
Total Liabilities           $  305,294                8,091         $  313,385
Long-term debt              $1,690,173                              $1,690,173
Pref Stk & equity          $ 1,074,625          ($  892,284)       $   182,341
                          -------------------------------------------------------
Total Liabs & equity       $ 3,070,092          ($  884,193)       $ 2,185,899
                          -------------------------------------------------------



Slide 06
Results Summary ($ in millions)

                       2Q01              2Q02              % INC/DEC
Revenues               $131               $149                   14%
Gross Profit           $ 72               $ 92                   28%
Gross Profit %           55%                62%                  13%

SG & A                 $       136      $       110              (19%)
EBITDA                 $       (64)     $       (18)             (72%)
Network Connections        738,023          996,178*              22%
Marketable Homes         1,402,797        1,510,318                8%

* includes 93,485 Long Distance connections. Percentage increase is based on 902,693 network connections, excluding LD connections. % change in network connections excludes long distance in order to provide a like-with-like comparison.

Slide 07
Cash Burn  ($ in millions)

                            2Q01      1Q02     2Q02

EBITDA loss                $  64     $  22    $  18

Capex                        157        60       41
                           ------------------------
SUBTOTAL                     221        82       59
                           ------------------------
Cash interest                 24        24       16
Working Capital & Other      (33)       24        1
                           ------------------------
Operating Burn             $ 230     $ 130    $  76
                           ------------------------

Slide 08
Continued Operational Improvements:

                   4Q00       1Q01       2Q01      3Q01       4Q01         1Q02      2Q02
Revenue           $ 114      $ 125      $ 131      $ 137      $ 143       $ 145      $ 149
Gross Profit      $  57      $  65      $  72      $  78      $  84       $  90      $  92
Gross Profit %       51%        52%        55%        57%        59%*        62%        62%
SG&A              $ 170      $ 155      $ 136      $ 122      $ 125       $ 112      $ 110
SG&A %              149%       124%       104%        89%        88%         77%        74%
EBITDA            $(113)     $ (90)     $ (64)     $ (44)     $ (35)      $ (22)     $ (18)
EBITDA & Capex    $(572)     $(315)     $(221)     $(159)     $(152)      $ (82)     $ (59)

*Normalized Gross Profit excludes one-time credits received in 4Q01 Gross profit with one-time credits is 63% or $90 million.

Slide 09
Residential Revenue Increases:
29% Year over Year, Much greater % of overall revenue
            Graph showing
            2Q01: Residential Revenue $92 million, 70%, Other 30%
            2Q02: Residential Revenue $119 million, 80%, Other 20%
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Slide 10
Convergent Billing System (CBS) Update
-The CBS launched in the following markets:

Central New Jersey, Philadelphia, Los Angeles, San Francisco, Lehigh Valley, Boston
-Next market conversion: New York
-Remaining markets expected to be converted by end of 2002

Slide 11
Benefits of CBS Implementation
-Will Drive Operational efficiencies
-Helps clean up bad debt
-Will provide more accurate, timely reporting of customers and revenues -Allows for more precise monitoring of connections per customer
-More efficient to operate
-Will shut down 4 different billing systems

Slide 12
Customer Service Ranking
Quote from Claes Fornell, Chairman & CEO of the CFI Group: "RCN's ultimate economic asset is the customer relationship. RCN has significantly higher scores than any other cable company of note and is on par with the satellite providers."

Graph showing the following 2Q02 CSI Scores:
Satellite industry average:70, Verizon:69, SBC and its Ameritech subsidiary:67, Cable Industry: 61
RCN overall: 70.1, RCN excluding incumbent system: 71.3

Source: American Customer Satisfaction Index (ACSI)- as shown in Wall Street Journal, May 2002

- Verizon score weighted based on 70% local phone service, 30% long distance
- Ameritech score based on local phone service only

Slide 13
Revenue Generating Connections and Services

                                                   Year/Year   Year/Year
                                    2Q01   2Q02      Growth     Change
Marketable Homes                  1,403    1,510      107         8%
Connections
         Voice-Local                187      246       59        32%
         Voice-Long Distance *      N/A       93      N/A        N/A
         Video                      461      507       46        10%
         Data                        90      150       60        67%

         Network Connections**      738      996      165        22%

         Resale Voice                43       19      (24)      (55)%
         Dial-Up                    406      310      (96)      (24)%
         Total Connections**      1,187    1,327       46         4%
Penetration
         Voice-local                13%      16%
         Voice-Long Distance        N/A      13%
         Video                      33%      33%
         Data                        6%      10%

*-Includes LD connections for customers in markets where CBS is implemented **-Network and total connections change excluding long distance

Slide 14
The Key Drivers of the Business

                                  2Q01    2Q02     % change
Residential Revenue (millions)    $ 92    $119      29%
Residential Customers              484     560      16%

Average Revenue Per Customer      $ 61    $ 71      16%
Average Services Per Customer      1.7     1.9      11%

1-Revenue and connection numbers exclude commercial, dial-up and reciprocal compensation
2-ARPC and ASPC are per month.
3- Due to a multiple billing systems platform, Residential Customers are calculated based
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on an algorithm.

Slide 15
Continue Our Steady Progress...

-Managing Cash in Line with Revised Plan
-Maintaining High Gross Margins
-Reducing SG&A
-Focusing on Revenue Opportunities
-Continuing to Improve the Business